SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2003

CBRE HOLDING, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-32983	94-3391143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 S. Grand Avenue, Suite 3100, Los Angeles, California		90071
(Address of Principal Executive Offices)		(Zip Code)

(213) 613-3226
Registrant's Telephone Number, Including Area Code

NA
(Former Name or Former Address, if Changed Since Last Report)

This Current Report on Form 8-K is filed by CBRE Holding, Inc., a Delaware corporation (the Company), in connection with the matters described herin.

Item 9.   Regulation FD Disclosure

CBRE Holding, Inc. issued a press release dated February 20, 2003 announcing its unaudited results of operations for the quarter and year ended December 31, 2002.

The press release is filed herewith as Exhibit 99.1.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 21, 2003	CBRE HOLDING, INC.

	By:	/s/ KENNETH J. KAY
Kenneth J. Kay
Chief Financial Officer